Prospectus Supplement dated March 19, 2018
Product Name	Prospectus Form #/Date
RiverSource ® Endeavor Select Variable Annuity	273417 CC (5/17) / May 1, 2017
RiverSource ® AccessChoice Select Variable Annuity	273416 CC (5/17) / May 1, 2017
RiverSource ® FlexChoice Select Variable Annuity	45307 CC (5/17) / May 1, 2017
RiverSource ® Innovations Classic Select Variable Annuity	45312 CC (5/17) / May 1, 2017
RiverSource ® Innovations Select Variable Annuity	45304 CC (5/17) / May 1, 2017
RiverSource ® Signature One Select Variable Annuity	45301 CC (5/17) / May 1, 2017
RiverSource ® Signature Select Variable Annuity	45300 CC (5/17) / May 1, 2017
The following information describes changes to certain investment options offered under variable annuity contracts listed above. Please retain this supplement with your latest printed prospectus for future reference.
On October 30, 2017, shareholders approved a change in the investment manager for the Franklin Rising Dividends VIP Fund from Franklin Advisory Services, LLC (Advisory Services) to Franklin Advisers, Inc. (Advisers). The change is effective January 1, 2018.
Therefore, the following information will replace the current Funds’ description in the table in “Variable Account and the Funds” section of the prospectus:
Investing In	Investment Objective and Policies	Investment Adviser
Franklin Rising Dividends VIP Fund – Class 2	Seeks long-term capital appreciation, with preservation of capital as an important consideration. Under normal market conditions, the fund invests at least 80% of its net assets in equity securities of companies that have paid rising dividends.	Franklin Advisers, Inc.
THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
45300-6 A (03/18)
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